Exhibit 10.12

MERIT MEDICAL SYSTEMS, INC 2018 LONG-TERM INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT This Restricted Stock Unit Award Agreement (this “Award Agreement”), dated effective as of February 28, 2025 (the “Grant Date”), is made by and between Merit Medical Systems, Inc. (the “Company”), and Mike Voigt, an employee of the Company (“you”). 1. Award of Restricted Stock Units The Company hereby grants to you an award of restricted stock units (“RSUs”) with respect to its common stock, no par value (the “Shares”), pursuant to the Merit Medical Systems, Inc. 2018 Long-Term Incentive Plan (as amended from time to time, the “Plan”), subject to the terms and conditions set forth in this Award Agreement and the Plan. The RSUs constitute “Restricted Stock Units” and this Award Agreement constitutes an “Award Agreement” under the Plan. Capitalized terms used but not otherwise defined in this Award Agreement and the Appendix A attached hereto have the applicable meanings set forth in the Plan. With respect to your RSUs granted hereunder, the applicable Total Number of Shares are as follows: Total Number of Shares 5,488 2. Vesting Conditions to Award Subject to the other terms and conditions of this Award Agreement and the Plan, you will be entitled to a payment in Shares with respect to your RSUs based on your Total Number of Shares set forth above and the vesting provisions contained herein. Except as otherwise provided in Section 3 below, you shall become vested in the RSUs in accordance with the following schedule (the “Vesting Schedule”): one-third (1/3) of the RSU covered by this Award Agreement shall vest on each one (1) year anniversary of the Grant Date (the “Vesting Dates”) for the first three (3) anniversaries following the Grant Date and in accordance with the Plan, subject to your Continuous Service through each Vesting Date. Any RSU representing a fractional share of common stock shall accumulate and vest on the next following Vesting Date on which the aggregate of vested fractional shares represents a whole share of common stock. Failure to satisfy the foregoing service-based vesting condition will result in total forfeiture of your RSUs and all rights to payment hereunder. 3. Effect of a Change in Control If a Change in Control occurs prior to the completion of all of the Vesting Dates, then you will be entitled to receive, no later than thirty (30) days following the effective date of the Change in Control, the unvested Total Number of Shares covered by this Award Agreement. 4. Payment (a) Timing of Settlement. Subject to Section 2 of this Award Agreement, promptly following the Vesting Dates the Company will issue to you the percentage of the Total Number of Shares indicated by the Vesting Schedule. Such issuance and payment will be made in accordance with Section 4(c) below within the thirty (30) day period following the Vesting Date; provided, however, that in the event of a Change in Control, your RSUs subject to Section 3 above will be settled and paid within the thirty (30) day period specified therein. (b) No Dividend Equivalents. No Dividend Equivalents will be paid on or with respect to the RSUs. (c) Form of Payment. All amounts payable with respect to your RSUs will be paid in the form of Shares. RSUs will not be settled or paid in cash. (d) Taxes. Taxes may be assessed and/or withheld as required by law at applicable United States federal, state and/or other tax rates (under the laws of the jurisdictions in which you reside or that may otherwise be applicable to you) with respect to your RSUs and the issuance of Shares in payment of your RSUs. Notwithstanding anything in this Award Agreement to the contrary, the issuance of Shares in payment of your RSUs described in this Award

2 Agreement will be reduced by a number of Shares having a then Fair Market Value equal to the amount necessary to satisfy the minimum tax withholding obligations applicable to such RSUs and Share issuance. 5. Other Provisions (a) Future Adjustments. In the event of any merger, acquisition, disposition or other corporate event affecting the Company prior to the Vesting Dates, the Committee may make such adjustments to the Total Number of Shares subject to this Award Agreement pursuant to Section 12.2 of the Plan. (b) No Guaranty of Future Awards. This Award Agreement in no way guarantees you the right to or expectation that you may receive similar awards with respect to any other period which the Committee may, in its discretion, establish and as to which the Committee may elect to grant Awards under the Plan. (c) No Rights as Shareholder. You will not be considered a shareholder of the Company with respect to the Shares covered by this Award Agreement unless and until such underlying Shares are issued to you in settlement of your RSUs. (d) No Rights to Continued Service. This Award Agreement will not be deemed to create a contract or other promise of continued employment with the Company or a Subsidiary and will not in any way prohibit or restrict the ability of the Company or a Subsidiary to terminate your employment at any time for any reason, with or without cause, at will with or without notice. (e) Compliance with Section 409A of the Code. This Award Agreement and your RSUs are intended to constitute and result in a “short-term deferral” that is exempt from the definition of a “nonqualified deferred compensation plan” under Section 409A of the Code. (f) Plan. All terms and conditions of the Plan are incorporated herein by reference and constitute an integral part hereof. In the event of any conflict between the provisions of this Award Agreement and the Plan, the provisions of the Plan, including without limitation Sections 4.2, 13.5, 13.6 and 13.15 of the Plan, will govern and be controlling. (g) Transfers. Neither the RSUs nor the right to receive Shares hereunder may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by you. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the RSUs or the rights relating thereto will be wholly ineffective. Notwithstanding the foregoing, in the event of your death, Shares deliverable with respect to the vested RSUs will be delivered to your designated beneficiary under the Plan (or if none, to your estate). (h) Securities Law Restrictions. The issuance of Shares hereunder is conditioned upon compliance by the Company and you with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Shares may be listed. No Shares will be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. In addition, the Company may require that prior to the issuance of Shares hereunder you enter into a written agreement to comply with any restrictions on subsequent disposition that the Company deems necessary or advisable under any applicable federal and state securities laws. The Shares issued hereunder may be legended to reflect such restrictions. (i) Governing Law. This Award Agreement will be construed and interpreted in accordance with the laws of the State of Utah without regard to conflict of law principles. (j) Effect on Other Benefits. Participation in the Plan is voluntary. The value of the RSUs is an extraordinary item of compensation outside the scope of your normal service and compensation rights, if any. As such, the RSUs are not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, leave-related payments, holiday top-up, pension or retirement or welfare benefits or similar

3 mandatory payments, unless specifically and otherwise provided in the plans or agreements governing such compensation. (k) Entire Agreement. This Award Agreement supersedes in its entirety all prior undertakings and agreements of the Company and you, whether oral or written, with respect to the RSUs granted hereunder. By executing and accepting this Award Agreement, you agree to be bound as a Participant by the terms and conditions herein, the Plan and all conditions established by the Committee and the Company in connection with Awards issued under the Plan. MERIT MEDICAL SYSTEMS, INC. /s/ Brian Lloyd Name: Brian Lloyd Title: Chief Legal Officer /s/ Mike Voigt Mike Voigt

4 APPENDIX A (Definitions) For purposes of this Award Agreement, the following terms have the following meanings: “Change in Control” has the meaning set forth in the Plan; provided, that no event will constitute a Change of Control unless it is described in Code Section 409A(a)(2)(A)(v) and the Treasury Regulations thereunder. “Continuous Service” has the meaning set forth in the Plan and includes service with the Company or a Subsidiary as an employee of the Company or a Subsidiary or as a Director of the Company. “Total Number of Shares” means the number of Shares specified in Section 1 of this Award Agreement.

5 APPENDIX B (Country-Specific Provisions) Terms, Conditions and Notifications This Appendix B includes additional notifications and terms and conditions that govern the Award Agreement granted to you under the Plan if you are an employee that works or resides outside of the United States and/or in one of the countries listed below. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer employment and/or residency to another country after the Grant Date, are a consultant, change employment status to a consultant position, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to you. ALL COUNTRIES OUTSIDE THE UNITED STATES 1. Settlement of RSUs. Notwithstanding any provision in the Award Agreement to the contrary, if you work and/or reside outside of the United States, the Company, in its sole discretion, may provide for the settlement of the RSUs in the form of: (a) a cash payment (in an amount equal to the Fair Market Value of the Shares that correspond to the vested RSUs) to the extent that settlement in Shares (i) is prohibited under local law, (ii) would require you, the Company or any of its Subsidiaries to obtain the approval of any governmental or regulatory body in your country of employment and/or residency, (iii) would result in adverse tax consequences for you, the Company or any of its Subsidiaries or (iv) is administratively burdensome; or (b) Shares, but require you to sell such Shares immediately or within a specified period following your termination of Continuous Service (in which case, you hereby agree that the Company shall have the authority to issue sale instructions in relation to such Shares on your behalf). 2. Termination of Service. The following provision supplements Section 2 of the Award Agreement: For purposes of the RSUs, unless otherwise determined by the Company, your termination of Continuous Service will be considered to occur on the date you are no longer actively providing services to the Company or any of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any) and such date will not be extended by any notice period (e.g., your period of Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you provide services or the terms of your service agreement, if any); the Company shall have the exclusive discretion to determine when you are no longer actively providing service for purposes of the RSUs (including whether you may still be considered to be providing service while on a leave of absence). 3. Taxes. The following provisions supplement Section 4(d) of the Award Agreement: Regardless of any action the Company or, if different, the Subsidiary to which you provide services (the “Service Recipient”) takes with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related items in connection with your participation in the Plan (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility, and that the Company and the Service Recipient: (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including the grant of the RSUs, the vesting of the RSUs, the settlement of the RSUs, the subsequent sale of any Shares and the receipt of any dividends; and (b) do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) by having you tender to the Company a payment in cash, by certified check, bank draft or postal or express money order payable to the Company, (ii) by having you deliver to the Company other Shares you have owned for more than six (6) months (or such longer period of time required to avoid a charge to earnings for financial accounting purposes) duly endorsed for transfer to the Company or by attestation, with a Fair Market Value on the date of delivery equal to the Tax-Related Items; (iii) by withholding from the proceeds of the sale of Shares acquired upon settlement of the RSUs, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); (iv) by reducing the number of Shares otherwise deliverable upon settlement of RSUs by that number of Shares having a Fair Market Value equal to the Tax-Related Items; or (v) by withholding from your wages or other cash compensation paid to you by the Company and/or the

6 Service Recipient. Notwithstanding the foregoing, if you are subject to Section 16 of the Exchange Act pursuant to Rule 16a-2 promulgated thereunder, the Company will satisfy the obligations with regard to Tax-Related Items by reducing the number of Shares otherwise deliverable upon settlement of the RSUs by that number of Shares having a Fair Market Value equal to the Tax-Related Items, unless the use of such method is problematic under applicable law or has materially adverse accounting or tax consequences, in which case, the Committee shall establish an alternate withholding method (or methods). Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case you may receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver Shares or proceeds from the sale of Shares until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items. 4. Nature of Grant. By accepting the grant of RSUs, you acknowledge, understand and agree that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be terminated, suspended or amended by the Company, in its sole discretion, at any time, to the extent permitted by the Plan; (b) the grant of RSUs is voluntary and does not create any contractual or other right to receive future RSUs or benefits in lieu of RSUs, even if RSUs have been granted in the past; (c) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company; (d) you are voluntarily participating in the Plan; (e) unless otherwise agreed with the Company, the RSUs and any Shares acquired upon vesting of the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, any service you may provide as a director of any Subsidiary; (f) the RSUs and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation; (g) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty and the value of such Shares issued under the Plan may increase or decrease in the future; (h) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of your employment (regardless of the reason for the termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and (i) neither the Company nor any of its Subsidiaries shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the Shares or any amounts due pursuant to the issuance of Shares, or the subsequent sale of any Shares acquired under the Plan. 5. Language. You acknowledge and represent that you are sufficiently proficient in the English language or have consulted with an advisor who is sufficiently proficient in English as to allow you to understand the terms and conditions of this Award Agreement and any other documents related to the Plan. If you have received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control unless otherwise required pursuant to applicable law. 6. Insider Trading/Market Abuse Laws. By participating in the Plan, you agree to comply with the Company’s policy on insider trading, to the extent that it is applicable to you. You further acknowledge that, depending on your or your broker’s country of residence or where the Shares are listed, you may be subject to insider trading restrictions and/or market abuse laws that may affect your ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., RSUs) or rights linked to the value of Shares, during such times you are considered to have “inside information” regarding the Company as defined by the laws or regulations in your country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you place before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to

7 buy or sell securities. You understand that third parties include fellow Employees and/or service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. You acknowledge that it is your responsibility to comply with any applicable restrictions, and that you should therefore consult your personal advisor on this matter. 7. Compliance with Law. The Company shall not be required to deliver any Shares pursuant to the RSUs prior to the completion of any registration or qualification of the RSUs, the Shares or the Plan under any applicable securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the Shares with any governmental authority or to seek approval or clearance from any governmental authority for the issuance of the Shares. Further, you agree that the Company shall have unilateral authority to amend the Award Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. In addition, you agree to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries, as may be required to allow the Company and any of its Subsidiaries to comply with local laws, rules and/or regulations in your country. Finally, you agree to take any and all actions as may be required to comply with your personal obligations under local laws, rules and/or regulations in your country. 8. Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the RSUs, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you (or, in the event of your death, your legal representatives, legates or distributees) to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 9. Not a Public Offering. The grant of the RSUs is not intended to be a public offering of securities in your country. The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the RSUs is not subject to the supervision of the local securities authorities. 10. Foreign Asset / Account Reporting and Exchange Control Notification. Your country may have certain foreign asset and/or account reporting requirements and exchange controls that may affect your ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside your country. You may be required to report such accounts, assets or transactions to the tax or other authorities in your country. You also may be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker and/or within a certain time after receipt. In addition, you may be subject to tax payment and/or reporting obligations in connection with any income realized under the Plan and/or from the sale of Shares. It is your responsibility to be compliant with all such requirements. You should consult your personal legal and tax advisors to ensure compliance with all applicable requirements. 11. Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Award Agreement and any other RSU grant materials by and among, as necessary and applicable, the Company or any of its Subsidiaries, for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company and/or the Service Recipient may hold certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, date of birth, social security or insurance number, passport number or other identification number, salary, nationality, and any Shares or directorships held in the Company, and details of the RSUs or any other entitlement to Shares canceled, vested, unvested, settled, or outstanding in your favor (“Data”) for the purpose of implementing, administering and managing the Plan. You understand that Data will be transferred to Morgan Stanley Smith Barney LLC and/or its affiliates (the “Plan Broker”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. If you are employed outside the United States, you understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the Company and any of its Subsidiaries, the Plan Broker (and/or its affiliates) and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seeks to revoke your consent,

8 your service status and career will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant RSUs or other equity awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative. Finally, you understand that the Company may rely on a different legal basis for the processing and/or transfer of Data in the future and/or request you to provide another data privacy consent. If applicable and upon request of the Company, you agree to provide an executed acknowledgement or data privacy consent form (or any other acknowledgements, agreements or consents) to the Company or the Service Recipient that the Company and/or the Service Recipient may deem necessary to obtain under the data privacy laws in your country, either now or in the future. You understand that you will not be able to participate in the Plan if you fail to execute any such acknowledgement, agreement or consent requested by the Company and/or the Service Recipient. CHINA Form of Settlement. Pursuant Section 1(a) of this Appendix B section titled “All Countries Outside the United States”, your RSUs shall be settled in the form of a cash payment made through local payroll, except as otherwise determined by the Company. HONG KONG 1. Form of Settlement. Notwithstanding anything to the contrary in this Appendix B or the Plan, the RSUs shall be settled only in Shares (and may not be settled in cash). 2. Sale of Shares. If, for any reason, Shares are issued to you within six (6) months after the Grant Date, you agree that you will not sell or otherwise dispose of any such Shares prior to the six (6) month anniversary of the Grant Date. 3. IMPORTANT NOTICE/WARNING. The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of the offer documents, you should obtain independent professional advice. The RSUs and Shares issued upon settlement of the award do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company and its Subsidiaries. The Award Agreement, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The RSUs and the underlying Shares are intended only for the personal use of each eligible employee of the Company and/or its Subsidiaries and may not be distributed to any other person. 4. Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). IRELAND Data Privacy. Section 11 of the section of this Appendix B titled “All Countries Outside the United States” shall be replaced with the following: The Company, with its registered address at 1600 West Merit Parkway, South Jordan, Utah 84095, U.S.A., is the controller responsible for the processing of your personal data by the Company and the third parties noted below. The Company’s representative in the European Union (“EU”) is Adam Smith, Merit Medical Nederland B.V., Amerikalaan 42, Maastricht-Airport, 6199AE, the Netherlands, adam.smith@merit.com. You should review the following information regarding the Company’s data processing practices. (a) Data Collection and Usage. Pursuant to applicable data protection laws, you are hereby notified that the Company collects, processes and uses certain personally-identifiable information about you for the legitimate interest of implementing, administering and managing the Plan and generally administering equity awards; specifically, including your name, home address, email address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any Shares or directorships held in the Company, and details of all RSUs or any entitlement to Shares awarded, canceled, exercised, vested, settled, or outstanding in your favor, which the Company receives from you or the Service Recipient (“Personal Data”). In granting the RSUs under the Plan, the Company will collect Personal Data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for the collection, processing and use of Personal Data is the necessity of the processing for the Company to perform its contractual obligations under this Award Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.

9 (b) Stock Plan Administration Service Provider. The Company transfers data to Morgan Stanley Smith Barney LLC and/or its affiliates (the “Plan Broker”), an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Personal Data with another company that serves in a similar manner. The Company’s service provider will open an account for you to receive and trade Shares. You will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to your ability to participate in the Plan. The processing of Personal Data will take place through both electronic and non-electronic means. Personal Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan. (c) International Data Transfers. The Company and its service providers are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. An appropriate level of protection may be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission. Personal Data will be transferred from the EU to the Company and onward from the Company to any of its service providers based on the EU Standard Contractual Clauses. You may request a copy of such appropriate safeguards by contacting your local human resources department. (d) Data Retention. The Company will use Personal Data only as long as is necessary to implement, administer and manage your participation in the Plan or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs Personal Data, the Company will remove it from its systems. If the Company keeps Personal Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be for compliance with relevant laws or regulations. (e) Data Subject Rights. You may have a number of rights under data privacy laws in your country. For example, your rights may include the right to (i) request access or copies of Personal Data the Company processes, (ii) request rectification of incorrect Personal Data, (iii) request deletion of Personal Data, (iv) place restrictions on processing Personal Data, (v) lodge complaints with competent authorities in your country, and/or (vi) request a list with the names and addresses of any potential recipients of Personal Data. To receive clarification regarding your rights or to exercise your rights, you may contact your local human resources department. MEXICO 1. Commercial Relationship. You expressly recognize that your participation in the Plan and the Company’s grant of the RSUs do not constitute an employment relationship between you and the Company. You have been granted the RSUs as a consequence of the commercial relationship between the Company and the Subsidiary in Mexico that employs you (“Merit Medical-Mexico”) and Merit Medical-Mexico is your sole employer. Based on the foregoing, (a) you expressly recognize that the Plan and the benefits you may derive from your participation in the Plan do not establish any rights between you and Merit Medical-Mexico, (b) the Plan and the benefits you may derive from your participation in the Plan are not part of the employment conditions and/or benefits provided by Merit Medical-Mexico, and (c) any modification or amendments of the Plan by the Company, or a termination of the Plan by the Company shall not constitute a change or impairment of the terms and conditions of your employment with Merit Medical-Mexico. 2. Extraordinary Item of Compensation. You expressly recognize and acknowledge that your participation in the Plan is a result of the discretionary and unilateral decision of the Company, as well as your free and voluntary decision to participate in the Plan in accordance with the terms and conditions of the Plan, the Award Agreement and this Appendix B. As such, you acknowledge and agree that the Company, in its sole discretion, may amend and/or discontinue your participation in the Plan at any time and without liability. The value of the RSUs is an extraordinary item of compensation outside the scope of your employment contract, if any. The RSUs are not part of your regular or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or any similar payments, which are the exclusive obligations of Merit Medical-Mexico. 3. Securities Law Information. The RSUs and any Shares acquired under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Award Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to you because of your existing relationship with the Company or a Subsidiary, and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities, but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of the Company or a Subsidiary made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.